UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, OHIO	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 25, 2026, Babcock & Wilcox Enterprises, Inc. (the “Company”) with certain subsidiaries of the Company as guarantors, BRC Group Holdings, Inc. (formerly known as B. Riley Financial, Inc.) (“BRC”), the lenders party to the Credit Agreement (as defined below), and Axos Bank (“Axos”), as administrative agent, entered into the Tenth Amendment to Credit Agreement and Amendment to Security Agreement (the “Tenth Amendment”), to that certain Credit Agreement, dated as of January 18, 2024 (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”). Capitalized terms have the meaning as defined in the Tenth Amendment. Pursuant to the Tenth Amendment, Axos and the Lenders party to the Credit Agreement agreed to amend certain provisions of the Credit Agreement to, among other things, (i) increase the amounts available to be borrowed based on inventory and receivables in the borrowing base under the Credit Agreement; (ii) extend the maturity date of the Credit Agreement to January 18, 2028; (iii) suspend the PBGC Reserve (provided that the PBGC Reserve shall be re-imposed in the amount of $3,000,000 on January 1, 2027 unless the Company has provided evidence to Axos that the $3,000,000 installment due to the PBGC on or prior to September 15, 2026 has been paid); (iv) modify the covenants relating to deposit account control agreements and institutions to allow for certain holdings in foreign currencies; and (v) release BRC as a specified guarantor thereunder.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

March 3, 2026	By:	/s/ Cameron Frymyer
Cameron Frymyer
Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Duly Authorized Representative)